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Prospectus Supplement dated July 25, 2017

Invesco Senior Loan Fund

The purpose of this supplement is to provide you with changes to the current Prospectus for Class A, B, C, Y, IB and IC shares of Invesco Senior Loan Fund.

The following information replaces in its entirety the sixth paragraph appearing under the heading “Principal Risks of Investing in the Fund – Financial Leverage” in the prospectus for the Fund:

“The Fund may be converted to an open-end investment company only upon approval by the Board of Trustees followed by the approval of shareholders as required by the 1940 Act. Among other things, conversion of the Fund to an open-end investment company would require the redemption of all outstanding preferred shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares.”

The following information replaces in its entirety the first paragraph appearing under the heading “Description of Shares” in the prospectus for the Fund:

“The Fund was organized as a Massachusetts business trust on July 14, 1989 and was redomesticated as a Delaware statutory trust on October 15, 2012, and is governed by a Declaration of Trust (as amended to the date hereof, the “Declaration of Trust”).”

The following information replaces in its entirety the third paragraph appearing under the heading “Description of Shares” in the prospectus for the Fund:

“The Declaration of Trust provides that no shareholder of the Fund shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Fund or any class of Shares. Neither the Fund nor the Trustees, nor any officer, employee, or agent of the Fund shall have any power to bind personally any shareholder or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. The shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit.”

The following information is added in its entirety after the fourth paragraph appearing under the heading “Description of Shares” in the prospectus for the Fund:

“The Declaration of Trust provides that the Board shall have full power and authority, in its sole discretion and without obtaining any prior authorization or vote of the shareholders, to fix or change such preferences, voting powers, rights, and privileges of any class of Shares of the Fund as the Board may from time to time determine; provided, however, that shareholders shall have the power to vote to approve any amendment to the shareholder indemnification provision that would have the effect of reducing the indemnification provided thereby.”

The following information replaces in its entirety the eighth paragraph appearing under the heading “Description of Shares” in the prospectus for the Fund:

“Pursuant to the Fund’s Bylaws, all Shares issued by the Fund shall be uncertificated, and no shareholder shall have the right to demand or require that a certificate be issued. The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund’s knowledge, is there, or is there expected to be, any secondary trading market in the Shares. Shares of the Fund issued before June 13, 2003 were redesignated as Class B Shares. Class C Shares of the Fund were not issued prior to June 13, 2003. On February 18, 2005, the Fund

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redesignated its Class B Shares issued before February 18, 2005 as a new class of Shares designated Class IB Shares and redesignated its Class C Shares issued before February 18, 2005 as a new Class of Shares designated Class IC Shares. On February 18, 2005, the Fund commenced offering new Class A Shares, new Class B Shares and new Class C Shares (the new Class B Shares and new Class C Shares have different fees, expenses and other characteristics than the Class B Shares and Class C Shares issued prior to February 18, 2005, which Shares are now redesignated as Class IB Shares and Class IC Shares, respectively). Effective November 30, 2010, Class B Shares of the Fund are not continuously offered. On November 8, 2013, the Fund commenced offering Class Y Shares.”

The following information replaces in its entirety the section entitled “Description of Shares – Anti-Takeover Provisions in the Declaration of Trust” in the prospectus for the Fund:

“The Fund’s Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees by discouraging a third party from seeking to obtain control of the Fund. In addition, in the event a secondary market were to develop in the Shares, such provisions could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices.

A trustee may be removed from office at any time, with or without cause, by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective.

The Trustees may cause the Fund, to the extent consistent with applicable law, to merge or consolidate with any other entity or to sell all or substantially all of the Fund’s assets upon such terms and conditions and for such consideration when and as authorized the Board of Trustees.

The Fund may be dissolved and any class of Shares may be terminated at any time by the Board of Trustees (without shareholder approval).

The Fund may be converted from a “closed-end company” to an “open-end company” upon approval by the Board of Trustees followed by the approval of shareholders as required by the 1940 Act.

The above described provisions in the Declaration of Trust regarding dissolution, conversion and mergers, consolidations and sales of assets cannot be amended without the approval by the Board of Trustees; and no vote or consent of any shareholder shall be required for any amendment to these provisions except as determined by the Board in its sole discretion or as required by federal law, including the 1940 Act.

Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.”

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Statement of Additional Information Supplement dated July 25, 2017

Invesco Senior Loan Fund

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, Y, IB and IC shares of Invesco Senior Loan Fund.

1.	Fundamental investment restriction number 9 under the heading “Investment Restrictions” in the Fund’s Statement of Additional Information is hereby deleted in its entirety.

2.	The following information replaces in its entirety the fourth paragraph appearing under the heading “Trustees and Officers – Management Information – Committee Structure” in the Statement of Additional Information for the Fund:

“The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Fund’s bylaws require that any shareholder of the Fund desiring to nominate a candidate for election at a shareholder meeting must submit to the Fund’s Secretary the nomination in writing not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, or if the Fund did not hold an annual meeting in the previous year, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Fund. In the event that the number of Trustees to be elected to the Board is increased and there is no public announcement by the Fund naming all of the nominees for Trustee or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if delivered to the Fund’s Secretary not later than the close of business on the tenth day following the day on which such public announcement is first made by the Fund.”

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